EXHIBIT 99.1

             Certification of President and Chief Executive Officer
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

     In connection with this quarterly report on Form 10-QSB of Tennessee Valley Financial Holdings, Inc. I, Thomas E. Tuck, President and Chief Executive Officer of Tennessee Valley Financial Holdings, Inc., certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Tennessee Valley Financial Holdings, Inc.



Date: November 14, 2002                /s/ Thomas E. Tuck
                                       -----------------------------------------
                                       Thomas E. Tuck
                                       President and
                                       Chief Executive Officer